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                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                                 $1,113,400,000

             COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2004-A

                             UNDERWRITING AGREEMENT

                                 April 16, 2004

Citigroup Global Markets Inc.
388 Greenwich Street, 35th Floor
New York, New York 10013

J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York 10017

UBS Securities LLC
1285 Avenue of the Americas, 15th Floor
New York, New York  10019

Ladies and Gentlemen:

      1. INTRODUCTORY. Collegiate Funding of Delaware, L.L.C. (the "Sponsor") has previously filed a registration statement with the Securities and Exchange Commission relating to the issuance and sale from time to time of up to $2.6 billion of student loan asset-backed notes. Collegiate Funding Services, L.L.C., a Virginia limited liability company ("Collegiate Funding") owns the Sponsor directly. The Sponsor proposes to cause Collegiate Funding Services Education Loan Trust 2004-A (the "Trust") to issue and sell to J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and UBS Securities LLC (each, an "Underwriter" and collectively, the "Underwriters") $249,000,000 principal amount of its Class A-1 Student Loan Asset-Backed Notes, Series 2004-A (the "Class A-1 Notes"), $350,000,000 principal amount of its Class A-2 Student Loan Asset-Backed Notes, Series 2004-A (the "Class A-2 Notes"), $207,000,000 principal amount of its Class A-3 Student Loan Asset-Backed Notes, Series 2004-A (the "Class A-3 Notes"), $140,000,000 principal amount of its Class A-4 Student Loan Asset-Backed Notes, Series 2004-A (the "Class A-4 Notes"), $55,850,000 principal amount of its Class A-5 Student Loan Asset-Backed Notes, Series 2004-A (the "Class A-5 Notes"), $55,850,000 principal amount of its Class A-6 Student Loan Asset-Backed Notes, Series 2004-A (the "Class A-6 Notes") and $55,700,000 principal amount of its Class B Student Loan Asset-Backed Notes, Series 2004-A (the "Class B Notes" and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes, the "Notes"). The Trust was formed by the Sponsor pursuant to a trust agreement, dated as of April 1, 2004, (as amended and supplemented from time to time, the "Trust Agreement"), between the Sponsor and Wilmington Trust Company, as Delaware Trustee (the "Delaware Trustee"). The assets of the Trust will include, among other things, a pool of student loans (the "Initial Financed Student Loans") and all amounts collected thereunder on and after the Closing Date, as defined below. Such Initial Financed Student Loans will be acquired by the Trust from

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the Sponsor pursuant to a loan purchase agreement, to be dated as of April 1,
2004 (as amended and supplemented from time to time, the "Sponsor Student Loan Purchase Agreement"), among the Trust, Collegiate Funding and the Sponsor. After the Closing Date, the Trust may acquire additional student loans pursuant to the Sponsor Student Loan Purchase Agreement (such additional Student Loans, together with the Initial Financed Student Loans, being referred to herein, collectively, as the "Financed Student Loans"). The Sponsor will acquire the Initial Financed Student Loans to be sold pursuant to the Sponsor Student Loan Purchase Agreement from Collegiate Funding Services Resources I, LLC (the "Seller") pursuant to a loan purchase agreement, to be dated as of April 1, 2004 (as amended and supplemented from time to time, the "Seller Student Loan Purchase Agreement"), among the Sponsor, Collegiate Funding Services, L.L.C. and the Seller. The Financed Student Loans to be sold to the Trust by the Sponsor after the Closing Date pursuant to the Sponsor Student Loan Purchase Agreement will be originated by the Sponsor, acting through an eligible lender trustee. The Financed Student Loans are to be serviced by Collegiate Funding Master Servicing, L.L.C. (the "Master Servicer") pursuant to a servicing agreement, to be dated as of April 1, 2004 (as amended and supplemented from time to time, the "Master Servicing Agreement"), among the Trust, the Master Servicer and the Indenture Trustee, as hereinafter defined. In turn, the Master Servicer will enter into a servicing agreement, to be dated as of April 1, 2004 (as amended and supplemented from time to time, the "Sub-Servicing Agreement"), with CFS-SunTech Servicing LLC ("CFS-SunTech" or, in its capacity as sub-servicer, the "Sub-Servicer") pursuant to which the Sub-Servicer will service all of the Financed Student Loans on behalf of the Master Servicer. The Financed Student Loans have been and will be originated pursuant to a student loan origination and servicing agreement (the "Origination Agreement"), between the Sponsor and CFS-SunTech, as originating agent (the "Originating Agent") or a loan origination and servicing agreement (the "Seller Origination Agreement") between the Seller and the Originating Agent. The Notes will be issued pursuant to an indenture of trust, to be dated as of April 1, 2004 (as amended and supplemented from time to time, the "Indenture"), between the Trust and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee") and as eligible lender trustee (the "Eligible Lender Trustee"). In addition, pursuant to an administration agreement, to be dated as of April 1, 2004 (as amended and supplemented from time to time, the "Administration Agreement"), among the Trust, Collegiate Funding Portfolio Administration, L.L.C. (the "Administrator") and the Indenture Trustee, the Administrator will agree to perform certain administrative tasks on behalf of the Trust. The Issuer and the Administrator will also enter into a Back-up Administration Agreement, to be dated as of April 1, 2004 (the "Back-up Administration Agreement"), with Lord SPV Securities Corporation (the "Back-up Administrator"). The Trust will have the benefit of an interest rate LIBOR Swap issued pursuant to an ISDA Master Agreement and a Schedule in connection therewith, all dated April 12, 2004 (the "LIBOR Swap Agreement"), between the Trust and Bank of New York (the "LIBOR Swap Counterparty"). The Trust and the Indenture Trustee will also enter into an investment agreement, dated as of the Closing Date (the "Investment Agreement"), with an investment agreement provider acceptable to the Rating Agencies and the Underwriters (the "Investment Agreement Provider").

      In connection with the determination of the interest rates on the Class A-5 Notes, the Class A-6 Notes and the Class B Notes (collectively, the "Auction Rate Notes"), the Trust and the Indenture Trustee will enter into an auction agent agreement, to be dated as of April 1, 2004 (as amended and supplemented from time to time, the "Auction Agent Agreement"), with The Bank of New York, as auction agent (the "Auction Agent"). The Auction Agent will, in turn,

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enter into three broker-dealer agreements, each to be dated as of April 1, 2004
(each, as amended and supplemented from time to time, a "Broker-Dealer Agreement"), with UBS Securities LLC (with respect to the Class A-5 Notes), Citigroup Global Markets Inc. (with respect to the Class A-6 Notes) and J.P. Morgan Securities Inc. (with respect to the Class B Notes). The Indenture Trustee will enter into three market agent agreements, each to be dated as of April 1, 2004 (each, as amended and supplemented from time to time, a "Market Agent Agreement"), with UBS Securities LLC (with respect to the Class A-5 Notes), Citigroup Global Markets Inc. (with respect to the Class A-6 Notes) and J.P. Morgan Securities Inc. (with respect to the Class B Notes).

      The Indenture Trustee and the Eligible Lender Trustee have previously entered into a joint sharing agreement, dated February 1, 2003 (as amended and supplemented from time to time, the "Joint Sharing Agreement"), with such other entities for which the Eligible Lender Trustee is an eligible lender trustee (including the Trust) and uses the same eligible lender number for the holding of student loans as it uses for the Financed Student Loans.

      Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Prospectus (as hereinafter defined) or, if not defined therein, as defined in the Indenture. As used herein, the term "Basic Documents" refers to this Agreement, the Trust Agreement, the Indenture, the Master Servicing Agreement, the Sub-Servicing Agreement, the Origination Agreement, the Seller Origination Agreement, the Administration Agreement, the Back-up Administration Agreement, the Sponsor Student Loan Purchase Agreement, the Seller Student Loan Purchase Agreement, the Guarantee Agreements, the LIBOR Swap Agreement, the Investment Agreement, the Auction Agent Agreement, the Broker-Dealer Agreements, the Market Agent Agreements, the Joint Sharing Agreement, the eligible lender trust agreements previously entered into or to be entered into between the Sponsor and the Trust, respectively, and U.S. Bank National Association, as eligible lender trustee (collectively, the "Eligible Lender Trust Agreements"), the custodian agreements previously entered into or to be entered into among the Trust and the Sponsor, respectively, and the Indenture Trustee and CFS-SunTech, as custodian (the "Custodian") (collectively, the "Custodian Agreements") and the letter of representations, given by the Trust and the Indenture Trustee to The Depository Trust Company ("DTC") in connection with the registration of the Notes.

      2. REPRESENTATIONS AND WARRANTIES OF THE SPONSOR AND COLLEGIATE FUNDING. The Sponsor and Collegiate Funding each represent and warrant to and agree with the Underwriters that:

            (a) A registration statement on Form S-3 (No. 333-112232), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Notes and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters and excluding exhibits to such registration statement but including all documents incorporated by reference in the prospectus contained therein, to the Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement

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      or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) ("Rule 424(b)") of the rules and regulations of the Commission (the "Rules and Regulations") under the Act, each in the form heretofore delivered to the Underwriters); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The various parts of such registration statement including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such registration statement became effective (but excluding the Form T-1 filed in connection therewith), each as amended at the time such part of such registration statement became effective, is hereinafter referred to as the "Registration Statement," and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Notes as first filed with the Commission after the date of this Agreement pursuant to and in accordance with Rule 424(b), is hereinafter referred to as the "Prospectus," a "preliminary prospectus" means any form of prospectus, including any prospectus supplement, relating to the Notes used prior to the date of this Agreement that is subject to completion; the "Base Prospectus" means the base prospectus to be dated on or about April 2, 2004, included in the Prospectus; the "Prospectus Supplement" means the prospectus supplement to be dated on or about April 23, 2004, included in the Prospectus.

            (b) On the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and Regulations thereunder, and, except with respect to information omitted pursuant to Rule 430A of the Act, did not include any untrue statement of a material fact or, in the case of the Registration Statement, omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and on the date of this Agreement and on the Closing Date, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act, and neither of such documents included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished by the Underwriters (as described in Section 7(b) hereof), specifically for use therein.

            (c) The Notes are "asset backed securities" within the meaning of, and satisfy the requirements for use of, Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 of the Act have been satisfied with respect to the Registration Statement. The Commission has not issued and, to the best knowledge of the Company, is not threatening to issue any order preventing or suspending the use of the Registration Statement.

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            (d)   The documents incorporated by reference in the Registration
      Statement and Prospectus, when they become effective or hereafter become effective, or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act and the Rules and Regulations thereunder and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (e) Each of Collegiate Funding, the Sponsor, the Seller, the Master Servicer and the Administrator is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization, is duly qualified to transact business in each jurisdiction in which it is required to be so qualified and has all necessary licenses, permits and consents to conduct its business as currently conducted and as described in the Prospectus and to perform its obligations under the Basic Documents except where the failure to be so qualified or to have such licenses, permits or consents would not have a material adverse affect on Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator, as applicable, or on its ability to perform its obligations under the Basic Documents.

            (f) This Agreement and each of the other Basic Documents to which Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator is a party has been duly authorized and, when executed and delivered by Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator, as applicable, will constitute a valid and binding agreement of Collegiate Funding, the Sponsor, the Seller, the Master Servicer and the Administrator, respectively, enforceable against Collegiate Funding, the Sponsor, the Seller, the Master Servicer and the Administrator, respectively, in accordance with its terms, subject as to the enforcement of remedies (i) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally; (ii) to general principles of equity (regardless of and whether the enforcement of such remedies is considered in a proceeding in equity or at law); and (iii) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

            (g) None of Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator is in breach or violation of (i) its organizational documents or (ii) any indenture, mortgage, deed or trust, lease, credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation or ordinance or any governmental body having jurisdiction over it, except where such breach or violation would not have a material adverse affect on Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator, as applicable, or in its ability to perform its obligations under the Basic Documents.

            (h) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Sponsor, or any affiliate thereof or the Underwriters, any brokerage or finder's fee or

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      other fee or commission as a result of any of the transactions contemplated by this Agreement.

            (i) Neither the Sponsor nor any of its affiliates has entered into, nor will it enter into, any contractual arrangement with respect to the distribution of the Notes, except for this Agreement.

            (j) The Trust is not an "investment company" and is not required to be registered as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (k) As of the Closing Date (as defined below), the representations and warranties of Collegiate Funding, the Sponsor, the Seller, the Master Servicer and the Administrator, in each of their respective capacities under each of the Basic Documents to which they are a party, will be true and correct in all material respects as of the date of such representation or warranty was given and each such representation and warranty is so incorporated herein by this reference.

            (l) The Trust's assignment of the Collateral to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no other outstanding Lien.

            (m) The Notes have been duly authorized on behalf of the Trust. The Notes, when duly and validly executed, authenticated and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto, will constitute legally valid and binding obligations of the Trust, entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

            (n) Neither the execution, delivery or performance of any of the Basic Documents by Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator, nor the issuance, sale and delivery of the Notes, nor the fulfillment of the terms of the Notes, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the formation documents of Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator, any material indenture or other material agreement or instrument to which Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator is a party or by which any of them or their properties is bound or result in a violation of or contravene the terms of any statute, order or regulation applicable to Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator, or will result in the creation of any lien upon any material property or assets of Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator (other than pursuant to the Basic Documents).

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            (o)   Other than as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator is a party or of which any of its properties is the subject, which, if determined adversely to Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator, would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of any of them; and, to the best of Collegiate Funding's and the Sponsor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

            (p) No consent, license, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance of the Notes or sale of the Notes or the consummation of the other transactions contemplated by this Agreement or the other Basic Documents, except for state securities or Blue Sky laws and except such as have been or will have been prior to the Closing Date duly made or obtained.

            (q) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as amended prior to the date hereof, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders' equity or results of operations of Collegiate Funding, the Sponsor, the Seller, the Master Servicer or the Administrator, or Collegiate Funding's, the Sponsor's, the Seller's, the Servicer's or the Administrator's ability to perform its obligations under this Agreement or any of the other Basic Documents to which it is a party.

            (r) Any taxes, fees and other governmental charges owed by Collegiate Funding, the Sponsor, the Seller, the Master Servicer, the Administrator or the Trust due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Agreement, the other Basic Documents and the Notes have been or will have been paid at or prior to the Closing Date, except for taxes, fees and other governmental charges in respect of which the validity thereof will be contested in good faith by appropriate proceedings.

            (s) Under generally accepted accounting principles, (i) the Seller will report its transfer of the Financed Student Loans transferred by it to the Sponsor pursuant to the Seller Student Loan Purchase Agreement as a sale of the Financed Student Loans for financial accounting purposes and
      (ii) the Sponsor will report its transfer of the Financed Student Loans to the Trust pursuant to the Sponsor Student Loan Purchase Agreement as a sale of the Financed Student Loans for financial accounting purposes (it being understood, however, that the sales described in clauses (i) and
      (ii) may not be recognized for accounting purposes due to the application of consolidated financial reporting).

            (t) Immediately prior to the transfer thereof by the Seller to the Sponsor, the Seller will be the sole owner of all right, title and interest in, and will have good and marketable title to, the Financed Student Loans to be transferred to the Sponsor. Pursuant to the Seller Student Loan Purchase Agreement, the Seller will transfer to the Sponsor ownership of the Financed Student Loans. Immediately prior to the transfer thereof to

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      the Trust, the Sponsor will be the sole owner of all right, title and interest in, and will have good and marketable title to, the Financed Student Loans. The assignment of the Financed Student Loans, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Sponsor Student Loan Purchase Agreement, vests in the Indenture Trustee and the Eligible Lender Trustee, as appropriate, on behalf of the Trust all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances, other than those contemplated by the Basic Documents.

            (u) Immediately upon the transfer of Financed Student Loans by the Seller to the Sponsor pursuant to the Seller Student Loan Purchase Agreement, the Sponsor's interest in such Financed Student Loans and the proceeds thereof shall be perfected by the filing of UCC-1 financing statements naming the Seller and its eligible lender trustee, as debtors, the Sponsor and its eligible lender trustee, as secured parties, and the Indenture Trustee, as assignee (the "Seller Financing Statements") in the offices specified in Schedule I and there shall be no unreleased UCC financing statements filed against the Seller or its eligible lender trustee in such Financed Student Loans other than the Seller Financing Statements. If a court concludes that the transfer of such Financed Student Loans from the Seller to the Sponsor is a sale, the interest of the Sponsor in the Financed Student Loans and the proceeds thereof will be perfected upon the filing of the Seller Financing Statements in the offices specified in Schedule I. If a court concludes that such transfer is not a sale, the Seller Student Loan Purchase Agreement and the transactions contemplated thereby shall constitute a grant by the Seller to the Sponsor of a valid security interest in the Financed Student Loans and the proceeds thereof, which security interest will be perfected upon the filing of the Seller Financing Statements in the office specified in
      Schedule I. No filing or other action, other than the filing of the Seller Financing Statements in the offices specified in Schedule I and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Sponsor in the Financed Student Loans and the proceeds thereof against third parties.

            (v) Immediately upon the transfer of the Financed Student Loans by the Sponsor to the Trust pursuant to the Sponsor Student Loan Purchase Agreement, the Trust's interest in the Financed Student Loans and the proceeds thereof shall be perfected by the filing of UCC-1 Financing Statements naming the Sponsor and its eligible lender trustee, as debtors, the Trust and the Eligible Lender Trustee, as secured parties, and the Indenture Trustee, as assignee (the "Sponsor Financing Statements") in the offices specified in Schedule I and there shall be no unreleased UCC financing statements filed against the Sponsor or its eligible lender trustee in the Financed Student Loans other than the Sponsor Financing Statements. If a court concludes that the transfer of the Financed Student Loans from the Sponsor to the Trust is a sale, the interest of the Trust in the Financed Student Loans and the proceeds thereof will be perfected upon the filing of the Sponsor Financing Statements in the offices specified in Schedule I. If a court concludes that such transfer is not a sale, the Sponsor Student Loan Purchase Agreement and the transactions contemplated thereby constitute a grant by the Sponsor to the Trust of a valid security interest in the Financed Student Loans and the proceeds thereof, which security interest will be perfected upon the filing of the Sponsor Financing Statements in the offices specified in Schedule I. No filing or other action, other than the filing of the

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      Sponsor Financing Statements in the offices specified in Schedule I and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Trust in the Financed Student Loans and the proceeds thereof against third parties.

            (w) The Indenture and the transactions contemplated thereby constitute a grant by the Trust and the Eligible Lender Trustee to the Indenture Trustee of a valid security interest in the Collateral and the proceeds thereof, which security interest will be perfected upon the filing of UCC-1 Financing Statements naming the Trust and the Eligible Lender Trustee, as debtors, and the Indenture Trustee, as secured party (the "Trust Financing Statements"), in the offices specified in Schedule I and there shall be no unreleased UCC financing statements filed against the Trust or the Eligible Lender Trustee in the Collateral other than the Trust Financing Statements. No filing or other action, other than the filing of the Trust Financing Statements and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Indenture Trustee in the Collateral and the proceeds thereof against third parties.

            (x) The Trust Agreement need not be qualified under the Trust Indenture Act.

            (y)   The Indenture has been qualified under the Trust Indenture
      Act.

      3. PURCHASE, SALE AND DELIVERY OF THE NOTES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Sponsor agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, the principal amount of each class of Notes set forth opposite the name of such Underwriter on Schedule II hereto at a purchase price equal to the product of the "Price %" as specified on Schedule III hereto for such class of Notes and the principal amount of each class of Notes set forth opposite the name of such Underwriter on Schedule II hereto. The Notes shall mature on the dates, and shall bear interest at the respective rates, described in the Prospectus Supplement. For the periods from the Closing Date through the ends of the respective Initial Auction Periods, (a) the Class A-5 Notes shall bear interest at rates not to exceed 3.00% per annum, to be agreed to by the Sponsor and UBS Securities LLC; (b) the Class A-6 Notes shall bear interest at rates not to exceed 3.00% per annum, to be agreed to by the Sponsor and Citigroup Global Markets Inc.; and (c) the Class B Notes shall bear interest at rates not to exceed 3.00% per annum, to be agreed to by the Sponsor and J.P. Morgan Securities Inc.

      The Sponsor will deliver the Notes to the Underwriters, against payment of the purchase price to or upon the order of the Sponsor by wire transfer in federal (same day) funds, at the office of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, at 10:00 a.m., New York time on April 28, 2004, or at such other time not later than seven full business days thereafter as the Underwriters and the Sponsor agree in writing, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of DTC. The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under the limited circumstances specified in the Basic Documents.

      4. OFFERING BY UNDERWRITERS. It is understood that the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers) on the terms set forth in the Prospectus.

      5. COVENANTS OF THE SPONSOR. The Sponsor covenants and agrees with the Underwriters that:

            (a) The Sponsor will file the Prospectus in a form approved by the Underwriters with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by the Underwriters, subparagraph (5)) of Rule 424(b) no later than the second business day following the execution and delivery of this Agreement. The Sponsor will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

            (b) The Sponsor will advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement or the Prospectus in connection with the offering of the Notes and will not effect such amendment or supplementation without the consent of the Underwriters, which consent shall not be unreasonably withheld or delayed; and the Sponsor will advise the Underwriters promptly of any amendment or supplementation of the Registration Statement or the Prospectus in connection with the offering of the Notes and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Notes is required to be delivered by an Underwriter or dealer, either (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
      (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Sponsor promptly will notify the Underwriters of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither the Underwriters' consent to, nor the Underwriters' distribution of any amendment or supplement to the Prospectus shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

            (d) The Sponsor will, so long as delivery of a prospectus by an underwriter or dealer is required by the Act, furnish to the Underwriters copies of any preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably request.

            (e) The Sponsor will take all actions which are necessary to arrange for the qualification of the Notes for offering and sale under the laws of such jurisdictions as the Underwriters designate and will continue such qualifications in effect so long as required under such laws for the distribution of the Notes; provided, however, that in no event shall the Sponsor be obligated to qualify as a foreign corporation or to execute a general or unlimited consent or take any action that would subject it to service of process in any such jurisdiction.

            (f) The Sponsor shall, at all times upon request of the Underwriters or their advisors, or both, from the date hereof through the Closing Date, (i) make available to the Underwriters or its advisors, or both, prior to acceptance of its purchase, such information (in addition to that contained in the Registration Statement and the Prospectus) concerning the offering, the Sponsor and any other relevant matters as they possess or can acquire without unreasonable effort or expense, including any and all documentation requested in connection with its due diligence efforts regarding information in the Registration Statement and the Prospectus and in order to evidence the accuracy or completeness of any of the conditions contained in this Agreement and (ii) provide the Underwriters or its advisors, or both, prior to acceptance of its subscription, the reasonable opportunity to ask questions of Collegiate Funding, the Sponsor, the Seller, the Master Servicer and the Administrator with respect to such matters.

            (g) Until the retirement of the Notes, the Sponsor will deliver to the Underwriters the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Eligible Lender Trustee pursuant to the Basic Documents, as soon as such statements and reports are furnished to the Indenture Trustee or the Eligible Lender Trustee.

            (h) So long as any of the Notes are outstanding, the Sponsor will furnish to the Underwriters as soon as practicable after the end of the fiscal year, all documents required to be distributed to Noteholders or filed with the Commission on behalf of the Sponsor pursuant to the Exchange Act, or any order of the Commission thereunder.

            (i) On or before the Closing Date (or, in the case of Financed Student Loans to be acquired after by the Trust from the Sponsor pursuant to the Sponsor Student Loan Purchase Agreement after the Closing Date, on or before the date of such acquisition), the Sponsor shall cause the computer records of the Sponsor, the Seller, the Master Servicer, the Sub-Servicer, the Custodian, the Originating Agent and the Administrator relating to the Financed Student Loans to show the ownership by the Eligible Lender Trustee on behalf of the Trust of the Financed Student Loans, and from and after the Closing Date (or such later date of acquisition) none of the Sponsor, the Seller, the Master Servicer, the Sub-Servicer, the Custodian, the Originating Agent or the Administrator shall take any action inconsistent with the ownership by the Eligible Lender Trustee on behalf of the Trust of such Financed Student Loans, other than as permitted by the Master Servicing Agreement.

            (j) To the extent, if any, that any of the ratings provided with respect to the Notes by the rating agency or agencies that initially rate any of the Notes are conditioned upon the furnishing of documents or the taking of any other actions by the Sponsor, the Seller, the Master Servicer, the Sub-Servicer, the Custodian, the Originating Agent or the Administrator on or prior to the Closing Date, the Sponsor shall or shall cause the Sponsor, the Seller, the Master Servicer, the Sub-Servicer, the Custodian, the Originating Agent or the Administrator, as applicable, to furnish such documents and take any such other actions. A copy of any such documents shall be provided to the Underwriters at the time it is delivered to the rating agencies.

            (k) The Sponsor will cause the Trust to pay from amounts deposited into the Acquisition Fund on the Closing Date, or to the extent such amounts are not sufficient, the Sponsor will pay, all expenses incident to the performance of its obligations under this Agreement, including, with limitation, (i) the printing and filing of the documents (including the Registration Statement and the Prospectus); (ii) the preparation, issuance and delivery of the Notes to the Underwriters; (iii) the fees and disbursements of Collegiate Funding's, the Sponsor's, the Seller's, the Master Servicer's and the Administrator's counsel (including without limitation, local counsel) and accountants; (iv) the qualification of the Notes under state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested; (v) the printing and delivery to the Underwriters of copies of the Registration Statement and the Prospectus and each amendment thereto; (vi) the reasonable expenses of the Underwriters (other than its counsel); (vii) the fees and reasonable expenses of counsel to the Underwriters, (viii) any fees charged by rating agencies for the rating of the Notes, (ix) the fees and expenses of the Trust and its counsel; (x) the fees and expenses of the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, and each of their counsel; and (xi) any set-up fee charged by the LIBOR Swap Counterparty.

            (l) The Sponsor will cause the Trust to make generally available to holders of Notes, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Act (including, at the option of the Sponsor, Rule 158).

            (m) The Sponsor will cooperate with the Underwriters and with their counsel in connection with the qualification of, or procurement of exemptions with respect to, the Notes for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification or exemptions; provided that in no event shall the Sponsor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

            (n) The Sponsor consents to the use, in accordance with the securities or Blue Sky laws of such jurisdictions in which the Notes are offered by the Underwriters and by dealers, of the Prospectus furnished by the Sponsor.

            (o) The net proceeds from the sale of the Notes hereunder will be applied substantially in accordance with the description set forth in the Prospectus.

            (p) Except as stated in this Agreement and in the Prospectus, the Sponsor has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

            (q) For the period beginning on the date of this Agreement and ending 90 days hereafter, none of the Sponsor, Collegiate Funding or any entity affiliated, directly or indirectly, with the Sponsor or Collegiate Funding will, without prior written notice to the Underwriters, offer to sell or sell notes (other than the Notes) collateralized by student loans; provided, however, that this shall not be construed to prevent the sale of student loan applications or student loans by Collegiate Funding.

            (r) If, at the time the Registration Statement became effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the Act, then, immediately following the execution of this Agreement, the Sponsor will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) under the Act, copies of an amended Prospectus containing all information so omitted.

      6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase and pay for the Notes will be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties of Collegiate Funding and the Sponsor herein, to the accuracy of the written statements of officers of Collegiate Funding, the Sponsor, the Seller, the Master Servicer, the Administrator, the Sub-Servicer, the Custodian, the Originating Agent, the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee made pursuant to the provisions of this Section, to the performance by Collegiate Funding and the Sponsor of their obligations hereunder and to the following additional conditions precedent:

            (a) The Underwriters shall have received a letter, of Ernst & Young, LLP, dated on or prior to the date hereof, confirming that such accountants are independent public accountants within the meaning of the Act, and substantially in the form of the drafts to which the Underwriters have previously agreed and otherwise in form and substance satisfactory to the Underwriters and counsel for the Underwriters (i) regarding certain numerical information contained in the Prospectus and (ii) relating to certain agreed-upon procedures.

            (b) The Prospectus shall have been filed with the Commission in accordance with the Act and Section 5(a) hereof. On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Sponsor, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the Financed Student Loans or particularly the business or properties of the Trust, Collegiate Funding, the Sponsor, the Seller, the Master Servicer, the Sub-Servicer, the Custodian, the Originating Agent, the Administrator or the LIBOR Swap Counterparty, which, in the sole discretion of the Underwriters, materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of any securities of Collegiate Funding, the Sponsor, the Seller, the Master Servicer, the Sub-Servicer, the Custodian or the Originating Agent, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, American Stock Exchange, or NASDAQ National Market, or any setting of minimum or maximum prices for trading on such exchange;
      (iv) any banking moratorium declared by Federal or New York authorities;
      (v) any outbreak or escalation of hostilities in which the United States is involved, any declaration of war or national emergency by Congress, any material disruption in the financial markets or any other substantial national or international calamity or emergency if, in the sole judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, material disruption, calamity or emergency makes it impractical or inadvisable to proceed with the public offering or the delivery of the Notes as contemplated by the Registration Statement, as amended as of the date hereof; (vi) a material disruption has occurred in securities settlement or clearance services in the United States; or (vii) any event or development which makes any statement made in the Registration Statement or Prospectus untrue or which, in the opinion of the Sponsor or Collegiate Funding and their counsel or the Underwriters and their counsel, requires the filing of any amendment to or change in the Registration Statement or Prospectus in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Registration Statement or Prospectus to reflect such event or development would, in the opinion of the Representatives, materially adversely affect the market for the Notes.

            (d) On the Closing Date, each of the Basic Documents and the Notes shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Indenture Trustee and the Underwriters shall each have received a fully executed copy thereof or, with respect to the Notes, a conformed copy thereof. The Basic Documents and the Notes shall be substantially in the forms heretofore provided to the Underwriters.

            (e) The Underwriters shall have received an opinion of LeClair Ryan, dated the Closing Date and satisfactory in form and substance to the Underwriters, to the effect that:

                  (i) Each of Collegiate Funding, the Master Servicer and the Administrator has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of organization, with full power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon transactions contemplated by the Basic Documents and its business or the ownership of its property.

                  (ii) Each of the Basic Documents to which Collegiate Funding, the Master Servicer or the Administrator is a party is the legal, valid and binding obligation of Collegiate Funding, the Master Servicer and the Administrator, as applicable, enforceable against Collegiate Funding, the Master Servicer and the Administrator in accordance with its terms.

                  (iii) Neither the execution, delivery and performance by
            Collegiate Funding, the Master Servicer or the Administrator, respectively, of the Basic Documents to which it is a party, nor the consummation by Collegiate Funding, the Master Servicer or the Administrator, as applicable, of the transactions contemplated thereby, will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Collegiate Funding, the Master Servicer or the Administrator, as applicable, pursuant to the terms of the formation documents of Collegiate Funding, the Master Servicer or the Administrator, as applicable, or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over Collegiate Funding, the Master Servicer or the Administrator, as applicable, or its properties, or any agreement or instrument known to such counsel after due investigation to which Collegiate Funding, the Master Servicer or the Administrator, as applicable, is a party or by which Collegiate Funding, the Master Servicer or the Administrator, as applicable, or any of its properties is bound.

                  (iv) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary in connection with the execution, delivery and performance by Collegiate Funding, the Master Servicer or the Administrator, respectively, of the Basic Documents to which it is a party, except for those which have been obtained and except for those that may be required under state securities or Blue Sky laws.

                  (v) There are no legal or governmental proceedings known to such counsel to be pending to which Collegiate Funding, the Master Servicer or the Administrator is a party or of which any property of Collegiate Funding, the Master Servicer or the Administrator is the subject, nor are any such proceedings known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of the Basic Documents to which Collegiate Funding, the Master Servicer or the

            Administrator is a party, or (ii) that could materially adversely affect the ability of Collegiate Funding, the Master Servicer or the Administrator to perform its obligations under Basic Documents to which it is a party.

            Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America (excluding federal securities and tax laws) and the laws of the State of Virginia.

            (f) The Underwriters shall have received an opinion of Stroock & Stroock & Lavan LLP, special counsel to the Sponsor and the Seller, dated the Closing Date and satisfactory in form and substance to the Underwriters, to the effect that:

                  (i) The Sponsor has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of organization, with full power and authority to own its properties, conduct its business and consummate the transactions contemplated by the Basic Documents to which it is a party.

                  (ii) Each of the Basic Documents to which the Sponsor is a party is the legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms.

                  (iii) Each of the Basic Documents to which the Seller is a party is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

                  (iv) When the Notes have been duly executed, authenticated and delivered in accordance with the Indenture and paid for pursuant to this Agreement, the Notes will be validly issued and outstanding, entitled to the benefits of the Indenture and enforceable in accordance with their terms.

                  (v) The Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

                  (vi) The Sponsor is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, required to be registered as an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (vii) The Trust is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, required to be registered under the Investment Company Act.

                  (viii) The Indenture has been duly qualified under the Trust
            Indenture Act.

                  (ix) The statements in the Prospectus Supplement under the headings "SUMMARY OF TERMS -- Federal income tax consequences," "Certain Federal Income Tax Considerations," "Summary of Terms -- ERISA considerations," and "ERISA Considerations," and in the Base Prospectus under the headings "Federal Income Tax Consequences," "ERISA Considerations" and "Description of the Federal Family Education Loan Program," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and accurately describe the matters discussed therein.

                  (x) The Notes will be properly characterized as debt for federal income tax purposes under federal income tax law and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation under federal income tax law.

                  (xi) The Registration Statement, as of its effective date, and the Prospectus as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act (except with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto).

                  (xii) No facts have come to such counsel's attention which cause them to believe that the Registration Statement, as of its effective date, and the Prospectus, as of the date of this Agreement, or any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to
            (A) the financial, statistical or computational material included in or incorporated by reference into the Registration Statement, the Prospectus or any amendment or supplement thereto; or (B) statements in the Prospectus Supplement under the captions "The Student Loan Operations of Collegiate Funding Services Education Loan Trust 2004-A--Description of CFS-SunTech Servicing LLC," "Information Relating to the Guarantee Agencies--American Student Assistance," "--Great Lakes Higher Education Guaranty Corporation" or "--Texas Guaranteed Student Loan Corporation" or "LIBOR Derivative Product Agreement--Counterparty to the LIBOR Derivative Product Agreement."

            Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York and the General Corporation Law of the State of Delaware. In rendering such opinion, such counsel may rely on the opinion of Richards, Layton & Finger for certain matters relating to the laws of the State of Delaware.

            (g) The Underwriters shall have received the opinion or opinions of in-house counsel to the Sponsor, the Master Servicer and the Administrator and/or such other counsel acceptable to the Underwriters and counsel for the Underwriters, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

                  (i) The Sponsor is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon transactions contemplated by the Basic Documents and its business or ownership of its property.

                  (ii) Neither the execution, delivery and performance by the Sponsor of the Basic Documents to which it is a party, nor the consummation by the Sponsor of the transactions contemplated thereby, will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Sponsor, pursuant to the terms of the limited liability company agreement of, or any statute, rule, regulation or order of any governmental agency or body, or any court known to such counsel to be applicable to the Sponsor or its properties, or any agreement or instrument known to such counsel to which the Sponsor is a party or by which any of its properties are bound.

                  (iii) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority, which has not been obtained or accomplished by the Sponsor, is necessary to be obtained or accomplished by the Sponsor in connection with the execution, delivery and performance of this Agreement and each of other the Basic Documents to which it is a party, except for those that may be required under state securities or Blue Sky laws.

                  (iv) There are no legal or governmental proceedings known to such counsel to be pending to which the Sponsor, the Master Servicer or the Administrator is a party or of which any property of the Sponsor, the Master Servicer or the Administrator is the subject, nor are any such proceedings known to such counsel to be threatened or contemplated by governmental authorities or threatened by others
            (i) asserting the invalidity of all or any part of the Basic Documents or (ii) that could materially adversely affect the ability of the Sponsor, the Master Servicer or the Administrator to perform its obligations under the Basic Agreements to which it is a party.

            Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America (excluding federal securities and tax laws).

            (h) The Underwriters shall have received opinions of Stroock & Stroock & Lavan LLP and Richards, Layton & Finger, each dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that the Indenture Trustee has a valid and perfected, first priority security interest in the Financed Eligible Loans under the Indenture.

            (i) The Underwriters shall have received an opinion of Richards, Layton & Finger, special counsel to the Seller, dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

                  (i) The Seller has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

                  (ii)  Under the Delaware Limited Liability Company Act, 6 Del.
            C. Section 18-101, et seq. (the "LLC Act"), and the Seller's limited liability company agreement, the Seller has all necessary limited liability company power and authority to execute and deliver the Basic Documents to which it is a party and to perform its obligations thereunder.

                  (iii) Under the LLC Act and the Seller's limited liability company agreement, the execution and delivery by the Seller of the Basic Documents to which it is a party, and the performance by the Seller of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of the Seller.

                  (iv) The execution and delivery by the Seller of the Basic Documents to which it is a party, and the performance by the Seller of its obligations thereunder, do not violate (A) any Delaware law, rule or regulation, or (B) the Seller's limited liability company certificate or the Seller's limited liability company agreement.

                  (v) No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required solely in connection with the execution and delivery by the Seller of the Basic Documents to which it is a party or the performance by the Seller of its obligations thereunder.

                  (vi) The security interest granted by the Seller to the Sponsor in the Financed Student Loans is perfected under Delaware Law.

            (j) The Underwriters shall have received opinions of Stroock & Stroock & Lavan LLP, in its capacity as counsel to the Sponsor, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, with respect to the creation of a "true sale" with respect to the transfer of the Financed Student Loans from the Seller to the Sponsor and nonconsolidation of (i) the Seller and the Sponsor and (ii) Collegiate Funding and the Sponsor. Such opinions shall be limited to the laws of the State of New York and United States federal law.

            (k) The Underwriters shall have received an opinion of Stroock & Stroock & Lavan LLP, in its capacity as counsel to the Sponsor, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, with respect to the creation of a "true sale" or perfected security interest with respect to the transfer of the Financed Student Loans from the Sponsor to the Trust and nonconsolidation of the Sponsor and the Trust. Such opinion shall be limited to the laws of the States of New York and United States federal law.

            (l) The Underwriters shall have received an opinion of counsel to the Indenture Trustee and the Eligible Lender Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

                  (i) Each of the Indenture Trustee and the Eligible Lender Trustee has been duly organized as a national banking association and is validly existing and in good standing under the laws of the United States.

                  (ii) Each of the Indenture Trustee and the Eligible Lender Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and each other Basic Document to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of the Indenture and each such Basic Document.

                  (iii) The Eligible Lender Trustee has the full corporate trust power to accept the office of eligible lender trustee under the Sponsor Student Loan Purchase Agreement and the Indenture.

                  (iv) Each of the Indenture and each other Basic Document to which it is a party has been duly executed and delivered by the Indenture Trustee and the Eligible Lender Trustee, as applicable, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Eligible Lender Trustee, enforceable against the Indenture Trustee and the Eligible Lender Trustee in accordance with its respective terms.

                  (v) The Notes have been duly authenticated and delivered by the Indenture Trustee in accordance with the terms of the Indenture.

                  (vi) The execution and delivery by the Indenture Trustee and the Eligible Lender Trustee of the Indenture and each other Basic Document to which it is a party do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

                  (vii) None of (A) the consummation by the Indenture Trustee or the Eligible Lender Trustee of the transactions contemplated in the Basic Documents or (B) the fulfillment of the terms thereof by the Indenture Trustee, the Eligible Lender Trustee or the Trust, as the case may be, will conflict with, result in a breach or violation of, or constitute a default under any law or the Articles of Association, Bylaws or other organizational documents of the Indenture Trustee or the Eligible Lender Trustee or the terms of any indenture or other agreement or instrument known to such counsel after due investigation and to which the Indenture Trustee or the Eligible Lender Trustee or any of its subsidiaries is a party or by which it or any of them is bound or any judgment, order or decree known to such counsel to be applicable to the Indenture Trustee or the Eligible Lender Trustee or any of its subsidiaries, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Indenture Trustee or the Eligible Lender Trustee or any of its subsidiaries.

                  (viii) The Eligible Lender Trustee is an "eligible lender" for purposes of the FFELP Program in its capacity as eligible lender trustee with respect to the Financed Student Loans.

            Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

            (m) The Underwriters shall have received an opinion of counsel to the Delaware Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and its counsel, to the effect that:

                  (i) The Delaware Trustee is duly incorporated and is validly existing and in good standing as a banking corporation under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Trust Agreement.

                  (ii) The Trust Agreement has been duly authorized, executed and delivered by the Delaware Trustee.

                  (iii) Neither the execution, delivery and performance by the
            Delaware Trustee of the Trust Agreement, nor the consummation of any of the transactions by the Delaware Trustee contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency under the laws of the State of Delaware or the federal laws of the United States of America governing the trust powers of the Delaware Trustee.

                  (iv) Neither the execution, delivery and performance by the Delaware Trustee of the Trust Agreement, nor the consummation of any of the transactions by the Delaware Trustee contemplated thereby, is in violation of the charter or bylaws of the Delaware Trustee or of the laws of the State of Delaware or of the federal laws of the United States of America governing the trust powers of the Delaware Trustee or, to our knowledge, without independent investigation, of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which it is a party or by which it is bound or, to our knowledge, without independent investigation, of any judgment or order applicable to the Delaware Trustee.

            Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Delaware.

            (n) The Underwriters shall have received copies of each opinion of counsel delivered to the Rating Agencies, together with a letter addressed to the Underwriters, dated the Closing Date, to the effect that the Underwriters may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

            (o) The Underwriters shall have received an opinion of counsel to the LIBOR Swap Counterparty, dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel.

            (p) The Underwriters shall have received an opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel, to the effect that:

                  (i) The Trust has been duly formed and is validly existing as a statutory trust under the Delaware Statutory Trust Act, 12 Del.
            C. Section 3801, et seq. (the "Trust Act"), and has the power and authority under the Trust Agreement and the Trust Act to execute, deliver and perform its obligations under the Basic Documents to which it is a party.

                  (ii) Each of the Basic Documents to which the Trust is a party has been duly authorized, executed and delivered by the Trust.

                  (iii) The Trust Agreement is the legal, valid and binding
            obligation of Delaware Trustee and the Sponsor, enforceable against the Delaware Trustee and the Sponsor in accordance with its terms.

                  (iv) Neither the execution, delivery and performance by the Trust of the Basic Documents to which it is a party, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust and UCC financing statements with the Secretary of State.

                  (v) Neither the execution, delivery and performance by the Trust of the Basic Documents to which it is a party, nor the consummation by the Trust of the transactions contemplated thereby, is in violation of the Trust Agreement or of any law, rule or regulation of the State of Delaware applicable to the Trust.

                  (vi) Under Section 3805(b) of the Trust Act, no creditor of any Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

                  (vii) Under the Trust Act, the Trust is a separate legal
            entity and, assuming that the Sponsor Student Loan Purchase Agreement conveys good title to the Trust property to the Trust as a true sale and not as a security arrangement, the Trust rather than the Certificateholders will hold whatever title to the Trust property as may be conveyed to it from time to time pursuant to the Sponsor Student Loan Purchase Agreement, except to the extent that the Trust has taken action to dispose of or otherwise transfer or encumber any part of the Trust property.

                  (viii) Under Section 3805(c) of the Trust Act, except to the extent otherwise provided in the Trust Agreement, a Certificateholder (including the Sponsor in its capacity as such) has no interest in specific Trust property.

                  (ix) Under Section 3808(a) and (b) of the Trust Act, the Trust may not be terminated or revoked by any Certificateholder, and the dissolution, termination or bankruptcy of any Certificateholder shall not result in the termination or dissolution of the Trust, except to the extent otherwise provided in the Trust Agreement.

            (q) The Underwriters shall have received an opinion of counsel to CFS-SunTech, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

                  (i) CFS-SunTech has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of organization, with full power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon transactions contemplated by the Basic Documents and its business or the ownership of its property.

                  (ii) The Sub-Servicing Agreement, the Custodian Agreements, the Seller Origination Agreement and the Origination Agreement have been duly authorized, executed and delivered by CFS-SunTech.

                  (iii) The Sub-Servicing Agreement, the Custodian Agreements,
            the Seller Origination Agreement and the Origination Agreement are the legal, valid and binding obligations of CFS-SunTech enforceable against CFS-SunTech in accordance with its terms.

                  (iv) Neither the execution, delivery and performance by CFS-SunTech of the Sub-Servicing Agreement, the Custodian Agreements, the Seller Origination Agreement or the Origination Agreement, nor the consummation by CFS-SunTech of the transactions contemplated thereby, will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of CFS-SunTech, pursuant to the terms of the formation documents of CFS-SunTech or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over CFS-SunTech or its properties, or any agreement or instrument known to such counsel after due investigation to which CFS-SunTech is a party or by which CFS-SunTech or any of its properties is bound.

                  (v) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary in connection with the execution, delivery and performance of the Sub-Servicing Agreement, the Custodian Agreements, the Seller Origination Agreement or the Origination Agreement.

                  (vi) There are no legal or governmental proceedings known to such counsel to be pending to which CFS-SunTech is a party or of which any property of CFS-SunTech is the subject, nor are any such proceedings known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of the Sub-Servicing Agreement, the Custodian Agreements, the Seller Origination Agreement or the Origination Agreement or (ii) that could materially adversely affect the ability of CFS-SunTech to perform its obligations under the Sub-Servicing Agreement, the Custodian Agreements, the Seller Origination Agreement or the Origination Agreement.

            Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters.

            (r) The Underwriters shall have received an opinion of counsel to the Investment Agreement Provider, dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel.

            (s) The Underwriters shall have received a certificate dated the Closing Date of the Sponsor, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Sponsor, in which such officer shall state that, (i) the representations and warranties of the Sponsor contained in this Agreement and the other Basic Documents to which it is a party are true and correct in all material respects, (ii) that the Sponsor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Sponsor has occurred.

            (t) The Underwriters shall have received a certificate dated the Closing Date of Collegiate Funding, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of Collegiate Funding, in which such officer shall state that, (i) the representations and warranties of Collegiate Funding contained in this Agreement are true and correct in all material respects, (ii) that Collegiate Funding has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of Collegiate Funding has occurred.

            (u) The Underwriters shall have received a certificate dated the Closing Date of each of the Master Servicer and the Administrator, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Master Servicer and the Administrator, as applicable, in which such officer shall state that (i) the representations and warranties of the Master Servicer and the Administrator, as applicable, contained in the Basic Documents to which it is a party are true and correct in all material respects, (ii) that the Master Servicer and the Administrator, as applicable, have complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date and (iii) except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Master Servicer and the Administrator, as applicable, has occurred.

            (v) The Underwriters shall have received a certificate of a responsible officer of CFS-SunTech, dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel.

            (w) The Underwriters shall have received a certificate of a responsible officer of the Auction Agent, dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel.

            (x) The Underwriters shall have received evidence satisfactory to it and counsel for the Underwriters that, on or before the Closing Date, the Sponsor Financing Statements, the Seller Financing Statements and the Trust Financing Statements shall have been submitted for filing in the appropriate filing offices.

            (y) The Underwriters shall have received written evidence satisfactory to them and counsel for the Underwriters that the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes shall each be rated "Aaa" by Moody's and "AAA" by S&P, and the Class B Notes shall be rated at least "A2" by Moody's and at least "A" by S&P, and neither corporation shall have placed the Notes under surveillance or review with possible negative implications.

            (z) The Underwriters shall have received certificates dated the Closing Date from each Guarantee Agency, satisfactory to the Underwriters and counsel for the Underwriters, certifying as to certain information with respect to each such Guarantee Agency contained in the Prospectus.

      The Sponsor will provide or cause to be provided to the Underwriters such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Underwriters shall reasonably request.

      7.    INDEMNIFICATION AND CONTRIBUTION.

            (a) The Sponsor and Collegiate Funding, jointly and severally, agree to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective affiliates, officers, directors and employees of the Underwriters and each such person, against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or such controlling person and the respective affiliates, officers, directors and employees of the Underwriters and each such person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriters furnished to the Sponsor in writing by the Underwriters expressly for use therein; provided, however, that the indemnification contained in this paragraph 7(a) with respect to any Preliminary Prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling an Underwriter) on account of any such loss, claim, damage or liability arising from the sale of the of Notes by an Underwriter to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus and such Underwriter sold Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented but excluding documents incorporated by reference therein) if Collegiate Funding has previously furnished sufficient copies thereof to such Underwriter at a time reasonably prior to the date such Notes are sold to such person.

            (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Sponsor and Collegiate Funding and their directors, officers and each Person, if any, who controls the Sponsor or Collegiate Funding within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sponsor to the Underwriters set forth in paragraph 7(a) above, but only with reference to information relating to such Underwriter furnished to the Sponsor in writing by such Underwriter expressly for use in any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto. The written information furnished by the Underwriters to the Sponsor consists solely of the information set forth in the second paragraph (excluding the first sentence thereof), the first sentence of the fifth paragraph and the eighth paragraph under the heading "Plan of Distribution" in the Prospectus Supplement (the "Underwriters' Information").

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) above, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing; provided, however, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have under this Section 7 except to the extent that it has been materially prejudiced by such failure and, provided further, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party otherwise than under this Section 7. The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, an Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the Indemnifying Party fails to retain counsel as provided in the preceding sentence. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Underwriters, in the case of parties indemnified pursuant to Section 7(a) above, and by the Sponsor or Collegiate Funding, in the case of parties indemnified pursuant to Section 7(b) above. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such Indemnified Party, and (ii) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

            (d) To the extent the indemnification provided for in Section 7(a) or 7(b) above is unavailable to an Indemnified Party or is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Sponsor and Collegiate Funding on the one hand and an Underwriter on the other hand from the offering of the Notes or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Sponsor or Collegiate Funding on the one hand and of an Underwriter on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sponsor and Collegiate Funding on the one hand and an Underwriter on the other hand in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes (before deducting expenses) received by the Sponsor and the total discounts and commissions received by such Underwriter, in each case as set forth in the Prospectus, bear to the aggregate offering price of the Notes. The relative fault of the Sponsor and Collegiate Funding on the one hand and of an Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sponsor, Collegiate Funding or by an Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Sponsor, Collegiate Funding and the Underwriters agree that it would not be just or equitable if contribution pursuant to this
      Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in Section 7(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount of its underwriting compensation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      8. DEFAULT OF UNDERWRITER. If, at the Closing, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate principal amount of Securities to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Underwriters for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Underwriters), but if no such arrangements are made by the Closing Date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Underwriters may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, at the Closing, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than ten percent of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Underwriters and the Sponsor for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Sponsor, except as provided in Section 10. In any such case, either the Underwriters or the Sponsor shall have the right to postpone the Closing, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8. Any action taken under this
Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      9.    COMPUTATIONAL MATERIALS.

            (a) It is understood that the Underwriters may prepare and provide to prospective investors certain Computational Materials (as defined below) in connection with the offering of the Notes, subject to the following conditions:

                  (i) The Underwriters shall comply with all applicable laws and regulations in connection with the use of Computational Materials including the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the No-Action Letter of

            February 17, 1995 issued by the Commission to the Public Securities Association (collectively, the "Kidder/PSA Letters").

                  (ii) As used herein, "Computational Materials" and the term "ABS Term Sheets" shall have the meanings given such terms in the Kidder/PSA Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of an Underwriter.

                  (iii) Each Underwriter shall provide the Sponsor with
            representative forms of all Computational Materials prior to their first use, to the extent such forms have not previously been approved by the Sponsor for use by such Underwriter. Each Underwriter shall provide to the Sponsor, for filing on Form 8-K as provided in Section 9(b), copies of all Computational Materials that are to be filed with the Commission pursuant to the Kidder/PSA Letters. Each Underwriter may provide copies of the foregoing in a consolidated or aggregated form. All Computational Materials described in this subsection (a)(iii) must be provided to the Sponsor not later than 10:00 a.m., New York time, one business day before filing thereof is required pursuant to the terms of this Agreement.

                  (iv) If an Underwriter does not provide the Computational Materials to the Sponsor pursuant to subsection (a)(iii) above, such Underwriter shall be deemed to have represented, as of the applicable Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Notes that is required to be filed with the Commission in accordance with the Kidder/PSA Letters.

                  (v) In the event of any delay in the delivery by an Underwriter to the Sponsor of all Computational Materials required to be delivered in accordance with subsection (a)(iii) above, the Sponsor shall have the right to delay the release of the Prospectus to investors or to such Underwriter, to delay the Closing Date and to take other appropriate actions in each case as necessary in order to allow the Sponsor to comply with its agreement set forth in
            Section 9(b) to file the Computational Materials by the time specified therein.

            (b) The Sponsor shall file the Computational Materials (if any) provided to it by the Underwriter under Section 9(a)(iii) with the Commission pursuant to a Current Report on Form 8-K no later than 5:30 p.m., New York time, on the date required pursuant to the Kidder/PSA Letters.

      10. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Sponsor and Collegiate Funding and their respective officers and of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Sponsor or Collegiate Funding submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Sponsor, Collegiate Funding or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Sponsor shall remain responsible for the expenses to be paid or reimbursed by the Sponsor pursuant to Section 5(k) hereof and the respective obligations of the Sponsor, Collegiate Funding and the Underwriters pursuant to
Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items (iii), (iv) and (v) of Section 6(c) or a default by the Underwriters pursuant to Section 8), the Sponsor will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by it in connection with the offering of the Notes.

      11. NOTICES. Any written request, demand, authorization, direction, notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Underwriters, when delivered to the Underwriters at J.P. Morgan Securities Inc., 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Anthony Hermann (Fax # (212) 834-6564), UBS Securities LLC, 1285 Avenue of the Americas, 15th Floor, New York, New York 10019, Attention: Paul Wozniak (Fax # (212) 713-1020) and Citigroup Global Markets Inc., 388 Greenwich Street, 35th Floor, New York, New York 10013,
Attention: Mark Weadick (Fax # (212) 212-816-0913) and if sent to the Sponsor when delivered to 100 Riverside Parkway, Suite 125, Fredericksburg, Virginia 22406, Attention: Charles L. Terribile, General Counsel (Fax # (540) 374-2021).

      12. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any fight or obligations hereunder.

      13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof. The Sponsor and Collegiate Funding hereby submit to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Sponsor and the Underwriters in accordance with its terms.

                                 Very truly yours,

                                 COLLEGIATE FUNDING OF DELAWARE, L.L.C.

                                 By /s/ Kevin Langraver
                                    --------------------------------------
                                 Name Kevin Landgraver
                                 Title Treasurer

                                 COLLEGIATE FUNDING SERVICES, L.L.C.

                                 By /s/ Kevin Landgraver
                                    --------------------------------------
                                 Name Kevin Landgraver
                                 Title Chief Financial Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first written above.

J.P. MORGAN SECURITIES INC.                     CITIGROUP GLOBAL MARKETS INC.

By /s/ Richard J. Perez                         By /s/ Jeb Ebbot
   -------------------------------                 -----------------------------
Name  Richard  J. Perez                         Name Jeb Ebbot
Title  Vice President                           Title Director

UBS SECURITIES LLC

By /s/ Jack McCleary
   -------------------------------
Name Jack McCleary
Title Executive Director

By /s/ Eric Marcus
   -------------------------------
Name Eric Marcus
Title Director

                                   SCHEDULE I

                                     OFFICES

For the Seller:  Delaware Secretary of State

For the Sponsor: Delaware Secretary of State

For the Trust:   Delaware Secretary of State

                                   SCHEDULE II

                       INITIAL         INITIAL         INITIAL         INITIAL         INITIAL         INITIAL        INITIAL
                      PRINCIPAL       PRINCIPAL       PRINCIPAL       PRINCIPAL       PRINCIPAL       PRINCIPAL      PRINCIPAL
                     BALANCE OF      BALANCE OF      BALANCE OF       BALANCE OF     BALANCE OF       BALANCE OF     BALANCE OF
   UNDERWRITER     CLASS A-1 NOTES CLASS A-2 NOTES CLASS A-3 NOTES CLASS A-4 NOTES CLASS A-5 NOTES CLASS A-6 NOTES CLASS B NOTES
Citigroup Global
 Markets Inc.       $  62,000,000   $  87,000,000   $  52,000,000   $  35,000,000   $           0   $  55,850,000   $         0
J.P. Morgan
 Securities Inc.      125,000,000     176,000,000     103,000,000      70,000,000               0               0    55,700,000
UBS Securities LLC     62,000,000      87,000,000      52,000,000      35,000,000      55,850,000               0             0

                                  SCHEDULE III

    SECURITY            ORIGINAL PRINCIPAL BALANCE   PRICE %
Class A-1 Notes              $   249,000,000           100%
Class A-2 Notes                  350,000,000           100
Class A-3 Notes                  207,000,000           100
Class A-4 Notes                  140,000,000           100
Class A-5 Notes                   55,850,000           100
Class A-6 Notes                   55,850,000           100
Class B Notes                     55,700,000           100
                             ---------------
Total                        $ 1,113,400,000
                             ===============
Total Purchase Price:        $ 1,109,651,195